                                                                Exhibit 10.22(b)


Guaranty Agreement (Morgantown L2) between Southern Energy, Inc. and Morgantown OL2 LLC dated as of December 19, 2000

Guaranty Agreement (Morgantown L3) between Southern Energy, Inc. and Morgantown OL3 LLC dated as of December 19, 2000

Guaranty Agreement (Morgantown L4) between Southern Energy, Inc. and Morgantown OL4 LLC dated as of December 19, 2000

Guaranty Agreement (Morgantown L5) between Southern Energy, Inc. and Morgantown OL5 LLC dated as of December 19, 2000

Guaranty Agreement (Morgantown L6) between Southern Energy, Inc. and Morgantown OL6 LLC dated as of December 19, 2000

Guaranty Agreement (Morgantown L7) between Southern Energy, Inc. and Morgantown OL7 LLC dated as of December 19, 2000